SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: August 24, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-3) Delaware (State or other jurisdiction of organization) 333-42127-03 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on August 27, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A. ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: August 27, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Christopher Lewis (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-3 ABN AMRO Acct: 67-7998-10-6 Statement Date: 08/27/01 Payment Date: 08/27/01 Prior Payment: 07/25/01 Record Date: 07/25/01 WAC: 7.317244% WAMM: 315 Number Of Pages Table Of Contents REMIC Certificate Report 2 Other Related Information 3 Asset Backed Facts Sheets 1 Delinquency Loan Detail Mortgage Loan Characteristics Total Pages Included In This Package 7 0 0 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.ne 0 0 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN98003_200108 ABN AMRO Acct: 67-7998-10-6 REMIC II Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Class A-1 53,863,388.00 31,496,016.44 1,107,882.57 00077BBZ5 1,000.000000000 584.738866408 20.568378840 Class A-2 16,343,000.00 16,343,000.00 0.00 00077BCA9 1,000.000000000 1,000.000000000 0.000000000 Class A-3 31,807,248.00 31,807,248.00 0.00 00077BCB7 1,000.000000000 1,000.000000000 0.000000000 Class A-4 131,221,234.00 59,763,484.28 1,816,927.37 00077BCC5 1,000.000000000 455.440651320 13.846290837 Class A-5 84,232,214.00 66,220,579.32 2,614,602.80 00077BCD3 1,000.000000000 786.166909017 31.040414063 Class A-6 605,297.00 605,297.00 0.00 00077BCE1 1,000.000000000 1,000.000000000 0.000000000 Class A-X 18,334,272.00 10,896,846.33 0.00 00077BCF8 1,000.000000000 594.343005961 0.000000000 Class A-P 623,756.00 534,602.50 11,437.05 00077BCG6 1,000.000000000 857.069911953 18.335775528 Class M 7,156,103.00 6,934,280.56 7,272.66 00077BCH4 1,000.000000000 969.002341079 1.016287776 Class B-1 2,829,158.00 2,741,460.72 2,875.24 00077BCJ0 1,000.000000000 969.002339212 1.016288238 Class B-2 1,497,789.00 1,451,361.05 1,522.18 00077BCK7 1,000.000000000 969.002342787 1.016284670 Class B-3 998,526.00 967,573.82 1,014.80 00077BCM3 1,000.000000000 969.002129138 1.016298023 Class B-4 832,105.00 806,311.68 845.66 00077BCN1 1,000.000000000 969.002325428 1.016290011 Class B-5 832,105.00 806,311.68 845.66 00077BCP6 1,000.000000000 969.002325428 1.016290011 Class R-II Compon 100.00 0.00 0.00 00077BCL5 1,000.000000000 0.000000000 0.000000000 TOTAL 332,842,023.00 220,477,527.05 5,565,225.99 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Class A-1 0.00 0.00 30,388,133.87 00077BBZ5 0.00000000000 0.00000000000 564.170487568 Class A-2 0.00 0.00 16,343,000.00 00077BCA9 0.00000000000 0.00000000000 1,000.0000000 Class A-3 0.00 0.00 31,807,248.00 00077BCB7 0.00000000000 0.00000000000 1,000.0000000 Class A-4 0.00 0.00 57,946,556.91 00077BCC5 0.00000000000 0.00000000000 441.59436048 Class A-5 0.00 0.00 63,605,976.52 00077BCD3 0.00000000000 0.00000000000 755.1264950 Class A-6 0.00 0.00 605,297.00 00077BCE1 0.00000000000 0.00000000000 1,000.0000000 Class A-X 0.00 0.00 10,586,583.18 00077BCF8 0.00000000000 0.00000000000 577.42042770 Class A-P 0.00 0.00 523,165.45 00077BCG6 0.00000000000 0.00000000000 838.73413643 Class M 0.00 0.00 6,927,007.90 00077BCH4 0.00000000000 0.00000000000 967.98605330 Class B-1 0.00 0.00 2,738,585.48 00077BCJ0 0.00000000000 0.00000000000 967.98605097 Class B-2 0.00 0.00 1,449,838.87 00077BCK7 0.00000000000 0.00000000000 967.98605812 Class B-3 0.00 0.00 966,559.02 00077BCM3 0.00000000000 0.00000000000 967.98583112 Class B-4 0.00 0.00 805,466.02 00077BCN1 0.00000000000 0.00000000000 967.98603542 Class B-5 0.00 0.00 805,466.02 00077BCP6 0.00000000000 0.00000000000 967.98603542 Class R-II Compon 0.00 0.00 0.00 00077BCL5 0.00000000000 0.00000000000 0.0000000000 TOTAL 0.00 0.00 214,912,301.06 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Class A-1 177,165.09 0.00 6.750000000% 00077BBZ5 3.289156078 0.000000000 Fixed Class A-2 95,334.17 0.00 7.000000000% 00077BCA9 5.833333537 0.000000000 Fixed Class A-3 178,915.77 0.00 6.750000000% 00077BCB7 5.625000000 0.000000000 Fixed Class A-4 336,169.60 0.00 6.750000000% 00077BCC5 2.561853671 0.000000000 Fixed Class A-5 372,490.76 0.00 6.750000000% 00077BCD3 4.422188879 0.000000000 Fixed Class A-6 0.00 0.00 00077BCE1 0.000000000 0.000000000 Class A-X 61,294.76 0.00 6.750000000% 00077BCF8 3.343179375 0.000000000 Fixed Class A-P 0.00 0.00 00077BCG6 0.000000000 0.000000000 Class M 39,005.33 0.00 6.750000000% 00077BCH4 5.450638427 0.000000000 Fixed Class B-1 15,420.72 0.00 6.750000000% 00077BCJ0 5.450639378 0.000000000 Fixed Class B-2 8,163.91 0.00 6.750000000% 00077BCK7 5.450640911 0.000000000 Fixed Class B-3 5,442.60 0.00 6.750000000% 00077BCM3 5.450634235 0.000000000 Fixed Class B-4 4,535.50 0.00 6.750000000% 00077BCN1 5.450634235 0.000000000 Fixed Class B-5 4,535.50 0.00 6.750000000% 00077BCP6 5.450634235 0.000000000 Fixed Class R-II Compon 0.00 0.00 6.750000000% 00077BCL5 0.000000000 0.000000000 Fixed 1,298,473.71 0.00 0 Total P&I Payment 6,863,699.70 Notes: (1) N denotes notional balance not included in total. (2) Interest paid Adjustment minus Deferred Interest equals Accrual. (3) Estimated. ABN AMRO Acct: 67-7998-10-6 REMIC I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interests 332,842,023.18 220,477,527.24 5,565,225.99 None 1,000.000000000 662.408926414 16.720322563 Class R-I Compone 0.00 0.00 0.00 00077BCL5 1,000.000000000 0.000000000 0.000000000 TOTAL 332,842,023.18 220,477,527. 5,565,225 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interests 0.00 0.00 214,912,301.25 None 0.000000000 0.000000000 645.688603851 Class R-I Compone 0.00 0.00 0.00 00077BCL5 0.000000000 0.000000000 0.000000000 TOTAL 0.00 0.00 214,912,301. Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interests 1,298,473.71 0.00 7.06724388% None 3.901171185 0.000000000 7.06607344% Class R-I Compone 0.00 0.00 00077BCL5 0.000000000 0.000000000 TOTAL 1,298,473.71 0.00 0.00000000% Total P&I Payment 6,863,699.70 Notes: (1) N denotes notional balance not included in total (2) Interest paid Adjustment minus Deferred Interest equals Accrual (3) Estimated. Other Related Information Accrued ReimbursemenNet Prior Certificateof Prior Prepayment Unpaid Class Interest Losses Int. ShortfallsInterest Class A-1 177,165.09 0.00 0.00 0.00 Class A-2 95,334.17 0.00 0.00 0.00 Class A-3 178,915.77 0.00 0.00 0.00 Class A-4 336,169.60 0.00 0.00 0.00 Class A-5 372,490.76 0.00 0.00 0.00 Class A-6 0.00 0.00 0.00 0.00 Class A-X 61,294.76 0.00 0.00 0.00 Class A-P 0.00 0.00 0.00 0.00 Class M 39,005.33 0.00 0.00 0.00 Class B-1 15,420.72 0.00 0.00 0.00 Class B-2 8,163.91 0.00 0.00 0.00 Class B-3 5,442.60 0.00 0.00 0.00 Class B-4 4,535.50 0.00 0.00 0.00 Class B-5 4,535.50 0.00 0.00 0.00 Class R-I Compone 0.00 0.00 0.00 0.00 Class R-II Compon 0.00 0.00 0.00 0.00 Total 1,298,473.7 0.00 0.00 0.00 Ending Actual Unpaid Interest Distribution Class Interest Loss of Interest Class A-1 0.00 0.00 177,165.09 Class A-2 0.00 0.00 95,334.17 Class A-3 0.00 0.00 178,915.77 Class A-4 0.00 0.00 336,169.60 Class A-5 0.00 0.00 372,490.76 Class A-6 0.00 0.00 0.00 Class A-X 0.00 0.00 61,294.76 Class A-P 0.00 0.00 0.00 Class M 0.00 0.00 39,005.33 Class B-1 0.00 0.00 15,420.72 Class B-2 0.00 0.00 8,163.91 Class B-3 0.00 0.00 5,442.60 Class B-4 0.00 0.00 4,535.50 Class B-5 0.00 0.00 4,535.50 Class R-I Compone 0.00 0.00 0.00 Class R-II Compon 0.00 0.00 0.00 Total 0.00 0.00 1,298,473.71 Advances Prior Outstanding Principal Interest Made by Servicer 3,663.75 32,082.27 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 3,663.75 32,082.27 Current Period Principal Interest Made by Servicer 4,328.23 25,522.42 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 4,328.23 25,522.42 Recovered Principal Interest Made by Servicer 12,507.41 74,402.62 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 12,507.41 74,402.62 Outstanding Principal Interest Made by Servicer -4,515.43 -16,797.94 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL -4,515.43 -16,797.94 Summary of REO Properties Principal # Property Name Date of REO Balance Book Value 1 01/00/00 0.00 0.00 2 01/00/00 0.00 0.00 3 01/00/00 0.00 0.00 4 01/00/00 0.00 0.00 5 01/00/00 0.00 0.00 Date of FinaAmount Aggregate Ot # Property Name Recovery of Proceeds Rev. Collect 1 01/00/00 0.00 0.00 2 01/00/00 0.00 0.00 3 01/00/00 0.00 0.00 4 01/00/00 0.00 0.00 5 01/00/00 0.00 0.00 Summary of Repurchased, Liquidated or Disposed Loans Principal # Property Name Loan Number Balance Book Value 1 0 0.00 0.00 2 0 0.00 0.00 3 0 0.00 0.00 4 0 0.00 0.00 5 0 0.00 0.00 Date of FinaAmount Aggregate Ot # Property Name Liquidation of Proceeds Rev. Collect 1 01/00/00 0.00 0.00 2 0.00 0.00 3 0.00 0.00 4 0.00 0.00 5 0.00 0.00 Initial Coverage Remaining Amount Used Amount Special Hazard Coverage 4,824,150.00 0.004,824,150.00 Bankruptcy Coverage 132,759.00 0.00 132,759.00 Fraud Coverage 0.00 0.00 0.00 Asset-Backed Facts Delinq 1 Month Delinq 2 Months Distribution # Balance # Balance Date 08/27/01 2 494,202 1 221,715 01/00/00 0.29% 0.230% 0.14% 0.103% 07/25/01 2 473,499 0 0 01/00/00 0.28% 0.215% 0.00% 0.000% 06/25/01 3 868,586 1 271,638 01/00/00 0.41% 0.384% 0.14% 0.120% 05/25/01 3 890,828 0 0 01/00/00 0.40% 0.382% 0.00% 0.000% 04/25/01 1 272,154 0 0 01/00/00 0.13% 0.114% 0.00% 0.000% 03/26/01 2 532,682 2 491,374 01/00/00 0.26% 0.218% 0.26% 0.201% 02/26/01 1 226,109 1 265,860 01/00/00 0.13% 0.092% 0.13% 0.108% 01/25/01 1 272,915 1 226,306 01/00/00 0.13% 0.110% 0.13% 0.091% 12/26/00 2 479,613 1 386,911 01/00/00 0.25% 0.191% 0.13% 0.154% 11/27/00 1 387,247 0 0 01/00/00 0.12% 0.153% 0.00% 0.000% 10/25/00 1 226,890 1 253,541 01/00/00 0.12% 0.089% 0.12% 0.100% 09/25/00 1 253,754 0 0 01/00/00 0.12% 0.099% 0.00% 0.000% 08/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 07/25/00 0 0 2 703,620 01/00/00 0.00% 0.000% 0.24% 0.271% 06/26/00 3 782,600 2 734,212 01/00/00 0.36% 0.299% 0.24% 0.281% 05/25/00 4 1,263,615 0 0 01/00/00 0.48% 0.481% 0.00% 0.000% 01/00/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Asset_Backed Fact Delinq 3+ Months Foreclosure/Bankruptcy Distribution # Balance # Balance Date 08/27/01 2 655,260 1 384,144 01/00/00 0.29% 0.305% 0.14% 0.179% 07/25/01 2 655,876 2 772,135 01/00/00 0.28% 0.297% 0.28% 0.350% 06/25/01 0 0 2 772,906 01/00/00 0.00% 0.000% 0.28% 0.342% 05/25/01 1 385,198 1 388,426 01/00/00 0.13% 0.165% 0.13% 0.166% 04/25/01 2 650,736 1 388,793 01/00/00 0.26% 0.272% 0.13% 0.163% 03/26/01 1 385,890 1 389,158 01/00/00 0.13% 0.158% 0.13% 0.160% 02/26/01 1 386,233 1 389,520 01/00/00 0.13% 0.156% 0.13% 0.158% 01/25/01 0 0 1 389,880 01/00/00 0.00% 0.000% 0.13% 0.157% 12/26/00 0 0 1 390,238 01/00/00 0.00% 0.000% 0.13% 0.156% 11/27/00 0 0 1 390,594 01/00/00 0.00% 0.000% 0.12% 0.154% 10/25/00 1 277,880 1 390,947 01/00/00 0.12% 0.109% 0.12% 0.154% 09/25/00 1 278,139 1 391,298 01/00/00 0.12% 0.109% 0.12% 0.153% 08/25/00 2 732,887 1 391,647 01/00/00 0.24% 0.284% 0.12% 0.152% 07/25/00 1 278,652 1 391,994 01/00/00 0.12% 0.107% 0.12% 0.151% 06/26/00 0 0 1 392,339 01/00/00 0.00% 0.000% 0.12% 0.150% 05/25/00 1 235,712 1 392,682 01/00/00 0.12% 0.090% 0.12% 0.150% 01/00/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Asset_Backed Fact Distribution REO Modifications Date # Balance # Balance 08/27/01 1 387,312 0 0 01/00/00 0.14% 0.180% 0.00% 0.000% 07/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 06/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 05/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 04/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 03/26/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 02/26/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 01/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 12/26/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 11/27/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 10/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 09/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 08/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 07/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 06/26/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 05/25/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Effective with the September 1998 Distribution Foreclosure and REO included in the delinquency aging categories. Modified Loan Detail Disclosure Modification Modification Control # Date Description 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 Realized Loss Detail Dist. Disclosure Appraisal Appraisal Date Control # Date Value 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 Current Total 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 Beginning Gross Proceeds Disclosure Scheduled Gross as a % of Control # Balance Proceeds Sched Principal 0 0.00 0 0 0.00 0 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 Current Total 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 Aggregate Net Net Proceeds Disclosure LiquidationLiquidation as a % of Realized Control # Expenses * Proceeds Sched. Balance Loss 0 0.00 0 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 Current Total 0.00 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 0.00 * Aggregate liquidation expenses also include outstanding P&I servicing fees and unpaid trustee fees, etc.